EXHIBIT 32.1




                              Certification of CEO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended January 31, 2004
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended January 31, 2004, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    March 8, 2004                  By:/s/ Joseph Kristul
         -------------                  -------------------------------
                                           Joseph Kristul
                                           Chief Executive Officer






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EXHIBIT 32.2



                              Certification of CFO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended January 31, 2004
------------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended January 31, 2004 (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   March 8, 2004                   By:/s/ Jack Thrift
        -------------                   ----------------------
                                        Jack Thrift
                                        Chief Financial Officer